MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HOUSEHOLD FINANCE CORPORATION,
Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOTIVE TRUST IV
Class A Notes, Series 2000-1

1. This Certificate relates to the Distribution Date occurring on	February 20, 2001

2. Series 2000-1 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$31,790,943.18

(b) The amount of Available Funds with respect to the Collection Period was equal to	$31,790,943.18

(c) The Liquidated Receivables for the Collection Period was equal to	$7,596,712.35

(d) Net Liquidation Proceeds for the Collection Period was equal to	$5,677,973.44
(i) The annualized net default rate	3.384729%

(e) The principal balance of Series 2000-1 Receivables at the beginning
of the Collection Period was equal to	$691,568,571.81

(f) The principal balance of Series 2000-1 Receivables on the last day
of the Collection Period was equal to	$668,945,877.86

(g) The aggregate outstanding balance of the Series 2000-1 Receivables which were one payment (1-29 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$54,658,000.00

(h) The aggregate outstanding balance of the Series 2000-1 Receivables which were two payments (30-59 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$15,265,000.00

(i) The aggregate outstanding balance of the Series 2000-1 Receivables which were three or more payments (60+ days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$9,132,000.00

(j) The Base Servicing Fee paid on the Distribution Date was equal to	$1,728,921.43

(k) The Principal Distributable Amount for the Distribution Date was equal to	$14,704,751.06

(l) The Principal Amount Available for the Distribution Date was equal to	$28,748,300.01

(m) The Aggregate Note Principal Balance was equal to	$449,519,571.67

(n) The Aggregate Optimal Note Principal Balance was equal to	$434,814,820.61

(o) The Targeted Credit Enhancement Amount was equal to	$254,199,433.59

(p) The Targeted Credit Enhancement Amount as a percentage of the Pool
Balance on the Distribution Date was equal to	$0.38

(q) The Targeted Reserve Account Balance was equal to	$20,068,376.34

(r) The Reserve Account Deposit Amount for the Distribution Date	$0.00

(s) The Maximum Reserve Account Deposit Amount for the Distribution Date	$6,125,606.06

(t) The Reserve Account Shortfall for the Distribution Date	$0.00

(u) The amount on deposit in the Reserve Account after distributions was equal to	$20,068,376.34

(v) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	3.000000%

(w) The Targeted Overcollateralization Amount was equal to	$234,131,057.25

(x) The ending overcollateralization was equal to	$234,131,057.25

(y) The ending overcollateralization as a percentage of the Pool Balance on the
Distribution Date was equal to	35.000000%

(z) The Weighed Average Coupon (WAC) was equal to	18.631000%

(aa) The Weighed Average Remaining Maturity (WAM) was equal to	48

3. Noteholder Information
(a) Class A-1
A. Information Regarding Distributions
1. Total Distribution per $1,000	$0.00000
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$0.00000

B. Calculation of Class A-1 Interest Due
1. Class A-1 related Note Rate	6.090000%
2. Class A-1 principal balance - beginning of period	$0.00
3. Accrual convention	Actual/360
4. Days in Interest Period	34
5. Class A-1 interest due	$0.00
6. Class A-1 interest paid	$0.00
7. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
8. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 principal balance - beginning of period	$0.00
2. Class A-1 principal - amount due	$0.00
3. Class A-1 principal - amount paid	$0.00
4. Class A-1 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-1	$0.00
6. Class A-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-1 Notes as a percentage of the total Notes outstanding on the Distribution Date	0.000000%
8. Class A-1 Notes as a percentage of the Pool Balance on the Distribution Date	0.000000%

(b) Class A-2
A. Information Regarding Distributions
1. Total Distribution per $1,000	$100.47720
2. Principal Distribution per $1,000	$96.10948
3. Interest Distribution per $1,000	$4.36772

B. Calculation of Class A-2 Interest Due
1. Class A-2 related Note Rate	6.850000%
2. Class A-2 principal balance - beginning of period	$117,067,571.67
3. Accrual convention	30/360
4. Days in Interest Period	34
5. Class A-2 interest due	$668,260.72
6. Class A-2 interest paid	$668,260.72
7. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
8. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 principal balance - beginning of period	$117,067,571.67
2. Class A-2 principal - amount due	$14,704,751.06
3. Class A-2 principal - amount paid	$14,704,751.06
4. Class A-2 principal balance - end of period	$102,362,820.61
5. Class A Principal Carryover Shortfall with respect to Class A-2	$0.00
6. Class A-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-2 Notes as a percentage of the total Notes outstanding on the Distribution Date	23.541705%
8. Class A-2 Notes as a percentage of the Pool Balance on the Distribution Date	15.302108%
9. Class A-1 and A-2 Notes as a percentage of the Pool Balance on the Distribution Date	15.302108%

(c) Class A-3
A. Information Regarding Distributions
1. Total Distribution per $1,000	$6.08333
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$6.08333

B. Calculation of Class A-3 Interest Due
1. Class A-3 related Note Rate	7.300000%
2. Class A-3 principal balance - beginning of period	$169,000,000.00
3. Accrual convention	30/360
4. Class A-3 interest due	$1,028,083.33
5. Class A-3 interest paid	$1,028,083.33
6. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
7. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 principal balance - beginning of period	$169,000,000.00
2. Class A-3 principal - amount due	$0.00
3. Class A-3 principal - amount paid	$0.00
4. Class A-3 principal balance - end of period	$169,000,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-3	$0.00
6. Class A-3 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-3 Notes as a percentage of the total Notes outstanding on the Distribution Date	38.867120%
8. Class A-3 Notes as a percentage of the Pool Balance on the Distribution Date	25.263628%
9. Class A-1, A-2 and A-3 Notes as a percentage of the Pool Balance on the Distribution Date	40.565736%

(d) Class A-4
A. Information Regarding Distributions
1. Total Distribution per $1,000	$6.23333
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$6.23333

B. Calculation of Class A-4 Interest Due
1. Class A-4 related Note Rate	7.480000%
2. Class A-4 principal balance - beginning of period	$163,452,000.00
3. Accrual convention	30/360
4. Class A-4 interest due	$1,018,850.80
5. Class A-4 interest paid	$1,018,850.80
6. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
7. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 principal balance - beginning of period	$163,452,000.00
2. Class A-4 principal - amount due	$0.00
3. Class A-4 principal - amount paid	$0.00
4. Class A-4 principal balance - end of period	$163,452,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-4	$0.00
6. Class A-4 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-4. Notes as a percentage of the total Notes outstanding on the Distribution Date	37.591175%
8. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	24.434264%
9. Class A-1, A-2, A-3 and A-4 Notes as a percentage of the Pool Balance on the Distribution Date	65.000000%